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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C., 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  February 2, 1996

                            SEAGATE TECHNOLOGY, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)



           DELAWARE                       0-10630               94-2612933
           --------                       -------                ---------
(State or other jurisdiction of         (Commission          (I.R.S. Employer
incorporation or organization)         File Number)         Identification No.)

     920 DISC DRIVE, SCOTTS VALLEY, CALIFORNIA                      95066
     -----------------------------------------                      -----
     (Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code:  (408) 438-6550
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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     On February 2, 1996, Athena Acquisition Corporation ("Merger Sub"), a wholly-owned subsidiary of Seagate Technology, Inc. ("Seagate") merged (the "Merger") with and into Conner Peripherals, Inc. ("Conner") after the Merger had been approved that morning at a special meeting of Conner's stockholders and the issuance of additional shares of Seagate's Common Stock pursuant to the Merger had been approved that morning at a special meeting of Seagate's stockholders. As a result, Conner became a wholly-owned subsidiary of Seagate. Conner designs, builds and sells information storage solutions products, including a large selection of hard disc drives, tape drives, storage management software and integrated storage systems for a wide range of computer applications.

     The Merger occurred pursuant to the terms of an Agreement and Plan of Reorganization dated as of October 3, 1995, as amended by Amendment No. 1 thereto dated as of December 18, 1995, entered into by and between Seagate, Merger Sub and Conner (the "Reorganization Agreement") and a related Agreement of Merger between Merger Sub and Conner dated as of December 22, 1995 (the "Merger Agreement"). The Merger has been accounted for as a pooling of interests. As a result of the Merger, each outstanding share of Conner Common Stock was converted into the right to receive 0.442 of a share of Seagate Common Stock. Conner stockholders who otherwise would be entitled to fractional shares of Seagate Common Stock will receive cash in lieu thereof. In addition, as a result of the Merger, each outstanding option to purchase Conner Common Stock (a "Conner Option") was assumed by Seagate and converted into an option to acquire such number of shares of Seagate Common Stock as the holder would have been entitled to receive had such holder exercised such Conner Option in full immediately prior to the effective time of the Merger, at an exercise price per share equal to the exercise price per share of Conner Common Stock under such Conner Option immediately prior to the effective time of the Merger divided by
0.442. Agreement on the exchange ratio was achieved as a result of direct negotiations between representatives of Seagate and representatives of Conner and was subsequently approved by each company's Board of Directors. Based upon the number of shares of Conner Common Stock outstanding at December 15, 1995, an aggregate of approximately 24,202,875 shares of Seagate Common Stock will be issued in connection with the Merger. Based upon the number of Conner Options outstanding at December 15, 1995, approximately 2,848,683 additional shares of Seagate Common Stock are reserved for issuance to holders of Conner Options in connection with Seagate's assumption of such Conner Options.

     Upon consummation of the Merger, Conner and Seagate entered into supplemental indentures with The First National Bank of Boston as trustee concerning Conner's $230,000,000 principal amount 6 3/4% Convertible Subordinated Debentures due 2001 (the "6 3/4% Debentures") and Conner's $345,000,000 principal amount 6 1/2% Convertible Subordinated Debentures due 2002 (the "6 1/2% Debentures" and collectively with the 6 3/4% Debentures, the "Conner Debentures"). The supplemental indentures provide that each holder of a Conner Debenture is entitled to convert such Conner Debenture into the number of shares of Seagate Common Stock which such holder would have been entitled to receive had such Conner Debenture been converted into Conner Common Stock immediately prior to consummation of the Merger. In addition, pursuant to the supplemental


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indentures, Seagate became a guarantor for the Conner Debentures.  As of
September 30, 1995, $209,412,000 in aggregate principal amount of the 6 3/4% Debentures and $309,486,000 in aggregate principal amount of the 6 1/2% Debentures were issued and outstanding. Upon consummation of the Merger, the Conner Debentures are convertible into an aggregate of approximately 8,891,428 shares of Seagate Common Stock.

     In connection with the acquisition of Conner, pursuant to an Agreement and Plan of Reorganization (the "Arcada Agreement") dated as of December 21, 1995, by and between Seagate, Conner, Arcada Holdings, Inc. ("Arcada") and certain holders of Arcada capital stock and options to purchase Arcada capital stock (the "Arcada Minority Stockholders"), Seagate has agreed to acquire all of the capital stock of Arcada held by the Arcada Minority Stockholders. In addition, all outstanding options to purchase Arcada capital stock will be assumed by Seagate and converted into options to purchase Seagate Common Stock. Pursuant to the Arcada Agreement, Seagate will issue an aggregate of an approximately 1,260,007 shares of Seagate Common Stock to the Arcada Minority Stockholders and an additional approximately 924,193 shares of Seagate Common Stock will be reserved for issuance to the Arcada Minority Stockholders in connection with Seagate's assumption of options to purchase Arcada capital stock. The Arcada transaction is contingent upon normal closing conditions, including approval by the stockholders of Arcada at a meeting scheduled to be held on February 16, 1996.

     The Merger is more fully described in Seagate's Registration Statement on Form S-4 (File No. 333-00025) (the "Registration Statement"). The Reorganization Agreement and Merger Agreement were included as Appendix A and Appendix B, respectively, to the prospectus (the "Prospectus") contained in the Registration Statement, and are incorporated herein by reference as Exhibits 2.1 and 2.2 hereto.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     a.   Financial Statements of Business Acquired.

          The following financial statements filed with the Securities and Exchange Commission by Conner (File No. 1-10639) are incorporated herein by reference:

          i. The Consolidated Balance Sheets of Conner as of December 31, 1994 and 1993, the related Consolidated Statements of Operations, Cash Flows and Stockholders' Equity for the years ended December 31, 1994, 1993 and 1992, and the related Notes to Consolidated
          Financial Statements contained in Item 8 of the Annual Report on
          Form 10-K of Conner for the year ended December 31, 1994, as amended by the Form 10-K/A filed on November 15, 1995 (but no other portions of such Form 10-K, as amended).

          ii. The Condensed Consolidated Balance Sheets of Conner as of September 30, 1995 and December 31, 1994, the Condensed
          Consolidated Statements of Operations


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          and Cash Flows for the nine months ended September 30, 1995 and
          1994, and the related Notes to Condensed Consolidated Financial Statements (unaudited) contained in the Quarterly Report on Form 10-Q of Conner for the quarter ended September 30, 1995 (but no other portions of such Form 10-Q).

     b.   Pro Forma Financial Information.

          The following unaudited pro forma combined condensed financial statements of Seagate and related notes to unaudited pro forma combined condensed financial statements are incorporated by reference from the section captioned "Unaudited Pro Forma Combined Condensed Financial Statements" on pages 72 through 79 of the Prospectus in the Registration Statement.

          Pro Forma Combined Condensed Statements of Operations for the years ended June 30, 1995, 1994 and 1993 and for the three months ended September 30, 1995 and 1994.

          Pro Forma Combined Condensed Balance Sheet as of September 30, 1995.

     c.   Exhibits.

          2.1 Agreement and Plan of Reorganization dated as of October 3, 1995, as amended by Amendment No. 1 thereto dated as of December 18, 1995, entered into by and among Seagate Technology, Inc., Athena Acquisition Corporation and Conner Peripherals, Inc. (incorporated by reference to Appendix A to the Prospectus contained in Seagate's Registration Statement on Form S-4 (File No. 333-00025)).

          2.2 Agreement of Merger dated as of December 22, 1995, by and between Athena Acquisition Corporation and Conner Peripherals, Inc. (incorporated by reference to Appendix B to the Prospectus contained in Seagate's Registration Statement on Form S-4 (File No. 333-00025)).

          4.1 Second Supplemental Indenture dated as of February 2, 1996 by and among Conner Peripherals, Inc., Seagate Technology, Inc. as guarantor and State Street Bank and Trust Company as trustee to Indenture dated as of March 1, 1991 relating to Conner Peripherals, Inc. 6 3/4% Convertible Subordinated Debentures due 2001.

          4.2 Second Supplemental Indenture dated as of February 2, 1996 by and among Conner Peripherals, Inc., Seagate Technology, Inc. as guarantor and State Street Bank and Trust Company as trustee to Indenture dated as of March 1, 1992 relating to Conner Peripherals, Inc. 6 1/2% Convertible Subordinated Debentures due 2002.

          23.1 Consent of Independent Accountants.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   SEAGATE TECHNOLOGY, INC.


Dated:  February 12, 1996          By:  \S\ DONALD L. WAITE
                                        -------------------
                                   Name: Donald L. Waite
                                         Executive Vice President, Chief
                                         Administrative Officer, Chief Financial
                                         Officer and Secretary


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                                INDEX TO EXHIBITS


EXHIBIT NO.                        DESCRIPTION
-----------    -----------------------------------------------------------------
   2.1         Agreement and Plan of Reorganization dated as of October 3, 1995, as amended by Amendment No. 1 thereto dated as of December 18, 1995, entered into by and among Seagate Technology, Inc., Athena
               Acquisition Corporation and Conner Peripherals, Inc.
               (incorporated by reference to Appendix A to the Prospectus contained in Seagate's Registration Statement on Form S-4 (File
               No. 333-00025)).

   2.2 Agreement of Merger dated as of December 22, 1995, by and between Athena Acquisition Corporation and Conner Peripherals, Inc. (incorporated by reference to Appendix B to the Prospectus contained in Seagate's Registration Statement on Form S-4 (File No. 333-00025)).

   4.1 Second Supplemental Indenture dated as of February 2, 1996 by and among Conner Peripherals, Inc., Seagate Technology, Inc. as guarantor and State Street Bank and Trust Company as trustee to Indenture dated as of March 1, 1991 relating to Conner Peripherals, Inc. 6 3/4% Convertible Subordinated Debentures due 2001.

   4.2 Second Supplemental Indenture dated as of February 2, 1996 by and among Conner Peripherals, Inc., Seagate Technology, Inc. as guarantor and State Street Bank and Trust Company as trustee to Indenture dated as of March 1, 1992 relating to Conner Peripherals, Inc. 6 1/2% Convertible Subordinated Debentures due 2002.

   23.1        Consent of Independent Accountants.